                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 1, 2002
                              (SEPTEMBER 25, 2002)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           MICHIGAN                                     38-2626206
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
        INCORPORATION)
                                     1-14094
                            (COMMISSION FILE NUMBER)



26600 TELEGRAPH ROAD, STE. 300
   SOUTHFIELD, MICHIGAN                                  48034
  (ADDRESS OF PRINCIPAL                                (ZIP CODE)
   EXECUTIVE OFFICES)



                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

The registrant reported in a press release dated September 25, 2002 that the Company has successfully executed a revised credit facility with its existing bank. A copy of the press release and revised credit facility are attached hereto as exhibits to this Current Report on Form 8-K, and are hereby incorporated by this reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  a.       None.

                  b.       None.

                  c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                           10.1     Restated Credit Agreement between
                                    Meadowbrook Insurance Group, Inc. and
                                    Comerica Bank dated as of September 25,
                                    2002.

                           99.1     Press Release dated September 25, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2002               MEADOWBROOK INSURANCE GROUP, INC.
                                        (REGISTRANT)


                                        By:  /s/ Joseph C. Henry
                                           -------------------------------------
                                            Joseph C. Henry, Acting Chief
                                            Financial Officer and Chief
                                            Operating Officer

                                  EXHIBIT INDEX


    EXHIBIT NO.          DOCUMENT DESCRIPTION
    -----------          --------------------

      10.1 Restated Credit Agreement between Meadowbrook Insurance Group, Inc. and Comerica Bank dated as of September 25, 2002.

      99.1               Press Release dated September 25, 2002